UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 31, 2018

ATHENE HOLDING LTD.
(Exact name of registrant as specified in its charter)

	Bermuda	001-37963	98-0630022
	(State or other jurisdiction of	(Commission	(I.R.S. Employer
	incorporation or organization)	file number)	Identification Number)

96 Pitts Bay Road
Pembroke, HM08, Bermuda
(Address of principal executive offices and zip code)

(441) 279-8400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 31, 2018, Athene Holding Ltd. (the “Company”) appointed John A. Sondej, age 53, as its Senior Vice President, Controller and Principal Accounting Officer, effective August 13, 2018. Prior to joining the Company, Mr. Sondej worked at Assurant, Inc. ("Assurant"), where he served as Senior Vice President, Controller and Principal Accounting Officer from 2005 to 2017, Vice President of Finance from 2001 to 2004 and Assistant Vice President from 1998 to 2001. Prior to joining Assurant, Mr. Sondej served as Vice President & Financial Audit Director of Reliance Group Holdings and as a Senior Audit Manager of KPMG, LLP. Mr. Sondej is a Certified Public Accountant.
Pursuant to the terms of the offer letter between the Company and Mr. Sondej, Mr. Sondej's annual base salary will be $375,000 and he will be eligible to participate in the Company’s annual incentive plan with a target bonus of 80% of his annual base salary, prorated in 2018 for his period of employment. Additionally, Mr. Sondej is eligible to participate in the Company’s long term incentive plan and will be granted an initial equity award valued at $200,000. Mr. Sondej will be reimbursed for travel expenses and will receive a housing allowance, each of which will be grossed up to cover tax related expenses. Further, Mr. Sondej will be eligible to participate in certain other benefits on the same terms and conditions as other Company employees.
There are no arrangements or understandings between Mr. Sondej and any person pursuant to which Mr. Sondej was appointed as Senior Vice President, Controller and Principal Accounting Officer. There is no family relationship between Mr. Sondej and any director or executive officer of the Company. There are no actual or proposed transactions between Mr. Sondej or any of his related persons and the Company that would require disclosure under Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHENE HOLDING LTD.

Date: July 31, 2018	/s/ Martin P. Klein
Martin P. Klein
Executive Vice President and Chief Financial Officer